Employee Retirement And Other Benefits	5 Months Ended	9 Months Ended	12 Months Ended
	Jun. 09, 2009	Sep. 30, 2011	Dec. 31, 2010
Employee Retirement And Other Benefits [Abstract]
Employee Retirement And Other Benefits

Note 16. Employee Retirement and Other Benefits

The Company sponsors both noncontributory and contributory defined benefit pension plans. The majority of the plans are funded plans. The noncontributory pension plans cover certain of the hourly and salaried employees of the Company. Benefits are based on a fixed rate for each year of service. Additionally, contributory benefits are provided to certain of the salaried employees under the salaried employees' retirement plans. These plans provide benefits based on the employee's cumulative contributions, years of service during which the employee contributions were made and the employee's average salary during the five consecutive years in which the employee's salary was highest in the fifteen years preceding retirement.

The Company provides health care, legal and life insurance benefits to certain of its hourly and salaried employees. Upon retirement from the Company, employees may become eligible for continuation of certain benefits. Benefits and eligibility rules may be modified periodically.

The Company also sponsors defined contribution plans for certain of its U.S. and non-U.S. hourly and salaried employees. During the period from January 1, 2009 to June 9, 2009 and the year ended December 31, 2008, contribution expense related to these plans was $2 million and $34 million, respectively.

Significant Plan Events

In March 2008, the Company changed the terms of its postretirement benefits and no longer extends Company sponsored group life insurance to certain retirees. The change was treated as a settlement in accordance with the accounting guidance for postretirement benefits. As a result, during the year ended December 31, 2008 the Company recorded a net reduction to its postretirement health care and life insurance benefits obligations and recognized a net gain of approximately $375 million.

Chrysler Financial Services U.S. and Canadian Pension and OPEB Plans

U.S.

Historically, employees of Chrysler Financial participated in certain of the Company's pension, defined contribution benefit and postretirement health care and life insurance plans. The Company charged Chrysler Financial for its portion of the benefits under these plans. The charge for pension benefits was based on the specific current period pension expense for each Chrysler Financial participant. The charge for postretirement health care and life insurance benefits was based on an average actuarial determined cost for Chrysler Financial participants. For the year ended December 31, 2008, the Company charged Chrysler Financial $14 million for its portion of these benefits. There were no charges from the Company to Chrysler Financial related to these plans for the period from January 1, 2009 to June 9, 2009.

Effective March 1, 2008, and March 20, 2008, Chrysler Financial established new defined contribution benefit plans and new defined benefit pension plans, respectively, for its employees, former employees and retirees in order to transfer the Company's existing plan assets and liabilities related to Chrysler Financial's employees, former employees and retirees in the U.S. The assets allocated to the Chrysler Financial participants from the Chrysler LLC Salaried Employees Saving Plan were transferred to Chrysler Financial's new defined contribution retirement savings plan, during March 2008. The initial transfer of a substantial portion of the assets for Chrysler Financial participants in the Company's defined benefit pension plans occurred on December 1, 2008, based on an effective date of March 1, 2008. Accordingly, the Company transferred from the defined benefit pension plans to Chrysler Financial, pension obligations of $492 million, pension assets of $576 million and the related AOCI of $17 million. The non-cash transfer was consummated through an equity transaction, resulting in a decrease in member's interest. The initial amount of assets that were transferred to Chrysler Financial's pension trust in December 2008 totaled $363 million. The remaining assets that were transferred to Chrysler Financial's pension trust during the period from January 1, 2009 to June 9, 2009 totaled $104 million.

Effective January 1, 2008, Chrysler Financial established new postretirement health and life insurance plans for its employees, former employees and retirees. On December 31, 2008, the Company transferred the full postretirement health and life insurance obligation related to the Chrysler Financial participants to Chrysler Financial. The non-cash transfer was consummated through an equity transaction and resulted in a $94 million reduction of the Company's benefit obligation, a $3 million reduction in the related AOCI and a $97 million increase in the Company's member's interest. There were no corresponding postretirement health and life insurance plan assets transferred to Chrysler Financial. In connection with this transfer, the Company also transferred to Chrysler Financial a $7 million obligation for certain disability benefits related to Chrysler Financial's employees. The non-cash transfer was consummated through an equity transaction and resulted in a $7 million increase in the Company's member's interest.

Canada

On August 3, 2007, Chrysler Financial Services Canada, Inc. ("CFSC") established new pension plans for its employees, former employees and retirees in order to transfer the Company's existing plan assets and liabilities related to CFSC's employees, former employees and retirees from the Company's plans to CFSC's plans. During the first quarter of 2009, after fiscal approval was obtained, the Company transferred pension obligations of $38 million and pension assets of $34 million and derecognized the related accumulated other comprehensive loss of $5 million to the pension plans of CFSC. The non-cash transfer was consummated through an equity transaction, resulting in a decrease in member's interest.

Effective January 1, 2009, CFSC established new postretirement health and life insurance plans for its employees, former employees and retirees. During the first quarter of 2009, the Company transferred postretirement health and life insurance obligations of $11 million and derecognized the related accumulated other comprehensive income of $3 million to CFSC. The non-cash transfer was consummated through an equity transaction, resulting in an increase in member's interest.

UAW Settlement Agreement for Retiree Health Care Benefits

On March 30, 2008 the Company and the UAW entered into a settlement agreement ("Settlement Agreement") to permanently transfer the responsibility of providing postretirement health care benefits for UAW represented employees, retirees and dependents ("Covered Group") from the Company to a new retiree plan (the "Plan"). The Plan will be funded by an Independent Voluntary Employees' Beneficiary Association ("VEBA") trust (the "VEBA Trust"), which will be funded in part by future Company contributions as provided by the Settlement Agreement. Under the terms of the Settlement Agreement, on January 1, 2010 (the "Implementation Date") the Company will terminate the 2003 Chrysler-UAW Health Care Program for the Covered Group and the obligation for retiree medical claims incurred on or after such date will be the responsibility of the Plan and the VEBA Trust. In addition, the Settlement Agreement provided for amendments to the 2003 Chrysler-UAW Health Care Plan ("2003 Amendment") to implement immediate cost sharing initiatives. The 2003 Chrysler – UAW Health Care plan previously established a VEBA trust ("Existing VEBA Trust"). In connection with the 2003 Amendment the assets associated with the existing VEBA Trust were to be transferred to the newly established VEBA Trust. On July 31, 2008, the United States District Court for the Eastern District of Michigan approved the Settlement Agreement. On September 2, 2008, the judgment became final.

In accordance with the Settlement Agreement and the 2003 Amendment, the Company recognized net actuarial gains and prior service credits in AOCI of approximately $4,683 million related to its postretirement health care and life insurance benefits for the year ended December 31, 2008. In addition, the Company recognized prior service costs in AOCI of approximately $730 million related to its pension benefits for the year ended December 31, 2008. The prior service credits recognized in accordance with the postretirement health care and life insurance benefit plan amendment will be amortized over a seventeen month period through December 31, 2009. The other actuarial gains and prior service costs will be amortized over the remaining service years.

The Company recognized a plan curtailment, and therefore re-measured its existing UAW retiree medical plan ("UAW Retiree Medical Plan") obligation at August 1, 2008 to reflect the required payments and discount rate implicit in the Settlement Agreement. The change in the postretirement health care liability was recognized as an actuarial gain in AOCI and will be amortized into earnings using the 10 percent corridor approach over the average remaining service life of active plan participants. The Company will continue to recognize expense related to the UAW Retiree Medical Plan pursuant to the accounting guidance for postretirement benefits until the Implementation Date. On the Implementation Date, the Company will record a plan settlement to reflect the responsibility for providing postretirement medical benefits to the Covered Group shifting from the Company to the Plan and the VEBA Trust. All amounts recorded on the Company's balance sheet related to the UAW Retiree Medical Plan will be recognized through earnings with the exception of the liability representing the fair value of the consideration the Company is to contribute to the VEBA Trust after the Implementation Date.

In accordance with the Settlement Agreement, effective January 1, 2008, the Existing VEBA Trust assets were divided into two accounts. One account consists of the percentage of assets in the Existing VEBA Trust as of January 1, 2008 which were equal to the estimated percentage of the hourly OPEB liability covered by the existing VEBA assets attributable to Non-UAW represented employees and retirees, their eligible spouses, surviving spouses and dependents ("Non-UAW Related Account") which had a balance of approximately $41 million. The second account consists of the remaining percentage of the assets in the Existing VEBA Trust as of January 1, 2008 ("UAW Related Account") which had a balance of approximately $2,677 million. The Company withdrew $500 million from the UAW Related Account in the first quarter of 2008 for reimbursement of claims incurred by the Company under the UAW Retiree Medical Plan. No additional amounts are expected to be withdrawn from the UAW Related Account, including its investment returns, until transfer to the VEBA Trust.

Pursuant to the Settlement Agreement, the Company will issue $1,211 million of senior unsecured debt securities due January 1, 2016 ("Chrysler Note") prior to the Implementation Date. Interest on the Chrysler Note is payable on January 15 and July 15 of each year at 9 percent per annum until January 1, 2010 and 11 percent per annum thereafter. Interest on the Chrysler Note is payable to a Temporary Asset Account, as if the Chrysler Note had been issued on January 1, 2008, until the Settlement Agreement is implemented. After the Implementation Date, the Chrysler Note will be issued to, and interest will be paid to the VEBA Trust.

In addition, CarCo Intermediate Holdco I LLC ("CarCo HoldCo I"), which indirectly owns the investment in the Company and is a wholly-owned subsidiary of Holding, will issue a Warrant to the VEBA Trust with a strike price of $5.6 billion in total equity value at the Implementation Date. The Warrant matures on March 30, 2018, the tenth anniversary of the Settlement Agreement date. The total equity value of CarCo HoldCo I will determine how many common shares, representing indirect ownership, will be issued with ranges between 6.73 percent and 20.18 percent of fully diluted Class A shares of the Company.

As allowed by the Settlement Agreement, the Company is deferring approximately $434 million of payments, including interest on the Chrysler Note, which would have been payable to the Temporary Asset Account in 2008 and 2009. These payments are deferred until the Implementation Date and will accrue interest from the payment due date at 9 percent per annum.

Beginning in 2009, the Company may be required to make additional contributions of $50 million per year, limited to a maximum of 19 payments, to either the Temporary Asset Account or the VEBA Trust. Such contributions are contingent and will be required only if annual cash flow projections show that the VEBA Trust will become insolvent on a rolling twenty-five year basis. The Company has the option to prepay the remaining contingent contributions on January 1 of each year. During the period from January 1, 2009 to June 9, 2009, the Company did not make any additional contributions to the Temporary Asset Account or the New VEBA.

At the Implementation Date, the Company will be required to transfer $3,570 million, including the deferred amounts discussed above, to the VEBA Trust. In addition, at that time the Company has the option to make a lump sum transfer of $2,654 million, adjusted for the passage of time, to the VEBA Trust or elect to make annual contributions of varying amounts between $65 million and $1,554 million through 2020.

In connection with the Fiat Transaction on June 10, 2009, New Chrysler entered into a new settlement agreement with the UAW ("New Settlement Agreement"), which superseded the Settlement Agreement between the Company and the UAW. Refer to Note 23, Subsequent Events, for further discussion.

Financial Summary of Plans

The status of these plans was as follows (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009		Year Ended December 31, 2008
	Pension Benefits	OPEB	Pension Benefits	OPEB
Change in benefit obligation:
Benefit obligation at beginning of period	$27,674	$13,265	$28,437	$20,161
Service cost	79	70	271	197
Interest cost	738	535	1,651	1,160
Employee contributions	4	-	14	-
Amendments and benefit changes	(128)	(273)	945	(4,817)
Actuarial (gain) loss	274	(165)	68	(1,479)
Discount rate change	(845)	(8)	(523)	(137)
Benefits paid	(1,351)	(476)	(2,718)	(1,038)
Settlements	-	-	-	(412)
Special early retirement programs and curtailment	239	-	938	73
Transfer to Chrysler Financial	-	-	(492)	(94)
Transfer to CFSC	(38)	(11)	-	-
Currency translation	373	140	(917)	(349)

Benefit obligation at end of period	$27,019	$13,077	$27,674	$13,265

Change in plan assets:
Fair value of plan assets at beginning of period	$23,528	$1,686	$31,323	$2,718
Actual return (loss) on plan assets	71	88	(3,749)	(532)
Employee contributions	4	-	14	-
Withdrawals	-	-	-	(500)
Transfer to Chrysler Financial	-	-	(576)	-
Transfer to CFSC	(34)	-	-	-
Company contributions – to pension trust	31	-	44	-
Company contributions – directly to pay benefits	46	476	62	1,038
Benefits paid	(1,351)	(476)	(2,718)	(1,038)
Currency translation	334	-	(872)	-

Fair value of plan assets at end of period	$22,629	$1,774	$23,528	$1,686

Funded status of plans	$(4,390)	$(11,303)	$(4,146)	$(11,579)

	June 9, 2009		December 31, 2008
	Pension Benefits	OPEB	Pension Benefits	OPEB
Amounts recognized on the balance sheet:
Non-current assets	$11	$-	$10	$-
Current liabilities (a)	(30)	(3,972)	-	(237)
Non-current liabilities (a)	(4,371)	(7,331)	(4,156)	(11,342)

Total	$(4,390)	$(11,303)	$(4,146)	$(11,579)

Pension and OPEB liabilities subject to compromise (a)	$(3,857)	$(9,972)	$-	$-

	June 9, 2009		December 31, 2008
	Pension Benefits	OPEB	Pension Benefits	OPEB
Amounts recognized in accumulated other comprehensive income (loss):
Unrealized actuarial net gain (loss)	$(5,220)	$4,551	$(4,876)	$4,460
Unrealized prior service cost	(1,507)	936	(1,720)	1,151

Total	$(6,727)	$5,487	$(6,596)	$5,611

	June 9, 2009	December 31, 2008
Pension plans in which accumulated benefit obligation ("ABO") exceeds plan assets:
ABO	$25,265	$23,442
Fair value of plan assets	21,193	19,611

ABO	$26,667	$27,291

Pension plans in which projected benefit obligation ("PBO") exceeds plan assets:
PBO	$26,957	$27,541
Fair value of plan assets	22,559	23,436

(a)	As of June 9, 2009, and in connection with the Chapter 11 Proceedings, certain of the current and non-current pension and OPEB liabilities are subject to compromise. See Note 11, Liabilities Subject to Compromise, for further discussion.

The components of benefit expense and other changes in plan assets and benefit obligations recognized in other comprehensive loss were as follows (in millions of dollars):

	Period from January 1, 2009 to June 9, 2009		Year Ended December 31, 2008
	Pension Benefits	OPEB	Pension Benefits	OPEB
Net periodic benefit cost:
Service cost	$79	$70	$271	$197
Interest cost	738	535	1,651	1,160
Expected return on plan assets	(863)	(56)	(2,109)	(172)
Amortization of prior service cost	84	(486)	191	(455)
Amortization of actuarial loss	-	(118)	1	(108)
Settlements	-	-	-	(412)
Other costs	-	-	(10)	3

Net periodic benefit costs	38	(55)	(5)	213
Special early retirement cost and curtailment	106	-	574	24

Total benefit costs	$144	$(55)	$569	$237

Other comprehensive loss:
Net (gain) loss	$344	$(209)	$5,368	$(4,115)
Amortization of actuarial loss	-	118	(1)	108
Prior service cost (credit)	(129)	(271)	920	(1,617)
Amortization of prior service cost	(84)	486	(191)	455

Total recognized in other comprehensive loss	131	124	6,096	(5,169)

Total recognized in total benefit costs and other comprehensive loss	$275	$69	$6,665	$(4,932)

During the remainder of 2009, approximately $148 million of unrealized actuarial net gains are expected to be amortized into expense. Additionally, the net gains from unrealized prior service cost are expected to be approximately $507 million for the remainder of 2009, which includes the gains from the VEBA amendment of $570 million.

Assumptions

Assumptions used to determine the benefit obligation and expense were as follows:

	Period from January 1, 2009 to June 9, 2009		Year Ended December 31, 2008
	Pension Benefits	OPEB	Pension Benefits	OPEB
Weighted-Average Assumptions Used to Determine Benefit Obligations:
Discount rate – ongoing benefits	6.60%	6.65%	6.25%	6.25%
Rate of compensation increase	4.08%	4.50%	4.00%	4.50%

Weighted-Average Assumptions Used to Determine Periodic Costs:
Discount rate – ongoing benefits	6.25%	6.25%	6.09%	6.38%
Expected return on plan assets	7.42%	7.50%	7.43%	7.50%
Rate of compensation increase	4.00%	4.50%	4.00%	4.50%

The annual rate of increase in the per capita cost of covered U.S. health care benefits assumed for 2009 was 7.0 percent. The annual rate was assumed to decrease gradually to 5.0 percent in 2015 and remain at that level thereafter. The annual rate of increase in the per capita cost of covered Canadian health care benefits assumed for 2009 was 4.4 percent. The annual rate was assumed to decrease to 3.9 percent in 2010 and remain at that level thereafter.

The assumed health care cost trend rate has a significant effect on the amounts reported for postretirement health care and life insurance benefits. A one percentage point change in the assumed health care cost trend rate for U.S. and Canada combined would have the following effects as of June 9, 2009 (in millions of dollars):

	One Percentage Point
	Increase	Decrease
Effect on total of service and interest cost components	$15	$(13)
Effect on postretirement benefit obligation	183	(163)

The expected rate of return on plan assets for pension and postretirement health care, legal and life insurance plans is based on long-term actual portfolio results, historical total market returns and an assessment of the expected future returns for the asset classes in the portfolios. The assumptions of future market returns over the next ten years are based on surveys of large investment managers and other experts. Accordingly, actual returns which significantly differ from expected returns during a one or two year period may not significantly change the historical long-term rate of return such as to necessitate or warrant revision of the expected long-term rate of return.

The discount rates for the plans were determined as of June 9, 2009 and December 31, 2008. The rates are based on yields of high-quality (AA-rated or better) fixed income investments and an indicative AA-rated yield curve for which the timing and amounts of payments match the timing and amounts of the projected pension and postretirement health care, legal and life insurance benefit payments.

Plan Assets

The Company invests pension and postretirement health care, legal and life insurance plan assets using a disciplined and consistent strategy in an attempt to maximize the long-term rate of return given an acceptable level of risk while minimizing costs. The primary method used to minimize risk is through diversification of asset categories. These asset classes include equity, fixed income and alternative investments.

Investment policies and strategies are defined by the Company's investment committee, which includes senior financial management. The investment committee meets regularly to approve asset allocations, review the risks and investment returns achieved on plan assets and approve the selection and retention of external investment managers. Investment managers are retained for the purpose of managing specific investment strategies within contractual investment guidelines. Certain investment managers are permitted to use derivative instruments for investment purposes, as well as for hedging and rebalancing.

Periodically, the Company conducts asset/liability studies which use Modern Portfolio Theory to determine an optimal long-term model asset allocation. The model portfolio represents a passive investment in four major asset categories: U.S. equity, international equity, fixed income and cash. The model portfolio provides the basis for establishing a further refined benchmark portfolio. Using efficient frontier modeling, the model portfolio is expanded to include additional sub-asset classes. This benchmark portfolio is designed to add value by improving the risk/return profile over the model portfolio through the addition of sub-asset classes. Actual asset return performance is measured against the benchmark portfolio. The investment committee annually establishes and implements a target portfolio that is a one-year tactical view of the benchmark portfolio. The target portfolio is designed to outperform the benchmark portfolio given an acceptable level of risk.

While target asset allocation percentages will vary over time, the Company's overall investment strategy is to achieve a mix of assets, which allows the Company to meet projected benefit payments while minimizing cash contributions from the Company over the life of the plans. The weighted-average target asset allocations for all pension plan assets are currently 47 percent fixed income, 27 percent equity, and 26 percent alternative investments. The weighted-average target asset allocations for all OPEB plan assets are currently 65 percent equity and 35 percent fixed income. As a result of the Company's diversification strategies, there are no significant concentrations of risk, in terms of sector, industry, geography or counterparty.

The Company has contributed assets to the VEBA for payment of non-pension employee benefits. As of June 9, 2009, the Company had total VEBA assets of $1,774 million, which were designated and restricted for the payment of postretirement health care benefits. As of December 31, 2008, the VEBA trust had a total balance of $1,691 million, of which $1,686 million was designated and restricted for the payment of postretirement health care benefits.

Contributions and Payments

In connection with the Daimler Settlement, the Company has a $600 million receivable from Daimler to fund contributions to the Company's U.S. pension plans. The receivable is due to the Company in three equal installments in June 2009, 2010 and 2011. In connection with the Fiat Transaction, this receivable and certain pension plans were transferred to New Chrysler. Refer to Note 19, Other Transactions with Related Parties, for additional details of the settlement and receivable.

Employer contributions to the Company's pension plans are expected to be approximately $502 million for the remainder of 2009, all of which are estimated to be needed to satisfy minimum funding requirements. Of the employer contributions, $200 million will be funded upon receipt of the Daimler receivable noted above and $302 million is anticipated to be in cash. Employer contributions to the Company's unfunded pension and OPEB plans are expected to be $30 million and $527 million, respectively for the remainder of 2009, which represents expected benefit payments to participants.

Estimated future pension and postretirement health care, legal and life insurance benefits payments, and the Medicare Prescription Drug Improvement and Modernization Act of 2003 subsidy expected to be received for the next ten years are as follows (in millions of dollars):

	Pension Benefits	OPEB	Health Care Subsidy Receipts (a)
Remainder of 2009	$1,283	$527	$30
2010	2,546	173	2
2011	2,423	169	2
2012	2,338	166	2
2013	2,264	164	2
2014	2,202	163	2
2015 – 2019	10,156	816	8

(a)	Represents Medicare Part D Subsidy

Note 13. Employee Retirement and Other Benefits

We sponsor both noncontributory and contributory defined benefit pension plans. The majority of the plans are funded plans. The noncontributory pension plans cover certain of our hourly and salaried employees. Benefits are based on a fixed rate for each year of service. Additionally, contributory benefits are provided to certain of our salaried employees under the salaried employees' retirement plans. These plans provide benefits based on the employee's cumulative contributions, years of service during which the employee contributions were made and the employee's average salary during the five consecutive years in which the employee's salary was highest in the fifteen years preceding retirement.

We provide health care, legal and life insurance benefits to certain of our hourly and salaried employees. Upon retirement from the Company, employees may become eligible for continuation of certain benefits. Benefits and eligibility rules may be modified periodically.

Benefit Expense

The components of pension and other postretirement benefits ("OPEB") (income) expense were as follows (in millions of dollars):

	Three Months Ended September 30,				Nine Months Ended September 30,
	2011		2010		2011		2010
	Pension Benefits	OPEB	Pension Benefits	OPEB	Pension Benefits	OPEB	Pension Benefits	OPEB
Service cost	$65	$6	$60	$8	$197	$16	$184	$26
Interest cost	383	32	377	49	1,143	101	1,126	145
Expected return on plan assets	(461)	-	(437)	(1)	(1,369)	-	(1,310)	(2)
Gain on VEBA claims adjustment	-	-	-	-	-	(15)	-	-
Amortization of unrecognized loss	-	3	-	1	-	8	-	3
Amortization of prior service cost	-	-	-	-	-	-	-	-

Net periodic benefit (income) expense	(13)	41	-	57	(29)	110	-	172
Special early retirement costs	46	-	-	-	73	-	-	-

Total benefit expense	$33	$41	$-	$57	$44	$110	$-	$172

Contributions and Payments

In connection with the 363 Transaction, we acquired a $600 million receivable from Daimler to fund contributions to our U.S. pension plans. This receivable was payable to us in three equal annual installments, of which, the third and final $200 million installment was received by us in June 2011.

During the nine months ended September 30, 2011, employer contributions to our funded pension plans amounted to $330 million, which was funded in part with the $200 million payment from Daimler. Employer contributions to our funded pension plans are expected to be $21 million for the remainder of 2011, all of which are anticipated to be made in cash to satisfy minimum funding requirements for our plans in Canada. Employer contributions to our unfunded pension and OPEB plans amounted to $9 million and $170 million, respectively, for the nine months ended September 30, 2011. Employer contributions to our unfunded pension and OPEB plans are expected to be $3 million and $48 million, respectively, for the remainder of 2011, which represents the expected benefit payments to participants.

Note 18.  Employee Retirement and Other Benefits

We sponsor both noncontributory and contributory defined benefit pension plans. The majority of the plans are funded plans. The noncontributory pension plans cover certain of our hourly and salaried employees. Benefits are based on a fixed rate for each year of service. Additionally, contributory benefits are provided to certain of our salaried employees under the salaried employees' retirement plans. These plans provide benefits based on the employee's cumulative contributions, years of service during which the employee contributions were made and the employee's average salary during the five consecutive years in which the employee's salary was highest in the fifteen years preceding retirement.

We provide health care, legal and life insurance benefits to certain of our hourly and salaried employees. Upon retirement from the Company, employees may become eligible for continuation of certain benefits. Benefits and eligibility rules may be modified periodically.

We also sponsor defined contribution plans for certain of our U.S. and non-U.S. hourly and salaried employees. During the year ended December 31, 2010 and for the period from June 10, 2009 to December 31, 2009, contribution expense related to these plans was $5 million and $2 million, respectively.

Significant Plan Events

Transfer of VEBA Trust Assets and Obligations to the UAW Retiree Medical Benefits Trust

In connection with the 363 Transaction, we entered into the VEBA Settlement Agreement with the UAW, which provided for certain postretirement health care benefits to vested retirees. Under the VEBA Settlement Agreement, we created the UAW Postretirement Health Care Plan, which was responsible for paying all health care claims incurred by our UAW vested retirees ("Covered Retirees") from June 10, 2009 through January 1, 2010. On January 1, 2010, the VEBA Trust assumed responsibility for all claims incurred by our UAW retirees subsequent to January 1, 2010, with the exception of claims incurred by retirees who participated in an early retirement program offered by Old Carco during the period from April 28, 2009 through May 25, 2009 ("Window Period"). For these individuals, we have an obligation to pay all claims incurred for 24 months from the date the individual retired. The VEBA Trust will assume responsibility for all claims incurred after that date.

On June 10, 2009, and in accordance with the terms of the VEBA Settlement Agreement, we issued the VEBA Trust Note with a face value of $4,587 million and a 67.7 percent ownership interest in the Company. Refer to Note 12, Financial Liabilities, and Note 19, Other Transactions with Related Parties, for additional information. The VEBA Trust Note has an implied interest rate of 9 percent. The fair value of the VEBA Trust Note and Membership Interests at June 10, 2009 were estimated to be $2,277 million and $479 million, respectively. The assumptions used to estimate the fair value of the VEBA Trust Note and Membership Interests are discussed below—under Assumptions.

The health care OPEB obligation related to UAW represented employees and retirees at June 10, 2009 and December 31, 2009 was included in accrued expenses and other liabilities. As of December 31, 2009, the obligation included the following items as a result of the VEBA Settlement Agreement: (i) the VEBA Trust Note and membership interests issued to the VEBA Trust, which, in total, were valued at $5,077 million, including $233 million of accrued interest, (ii) an obligation equal to the existing VEBA Trust assets to be transferred to the UAW along with an off-setting amount for the value of the existing VEBA Trust assets and (iii) an obligation for anticipated claims to be incurred by the Covered Retirees through January 1, 2010 or during the Window Period for participating retirees. During the year ended December 31, 2010, we recognized a $35 million gain associated with these claims as a result of the actual claims incurred by the Covered Retirees being less than anticipated.

Our policy is to utilize the 10 percent corridor approach, which is in accordance with accounting guidance related to OPEB plans. For OPEB plans that are short-term in nature and under which our obligation is capped, our policy is to immediately recognize actuarial gains or losses. On the measurement date of December 31, 2009, the OPEB obligation increased primarily due to a change in discount rate, resulting in a loss. Therefore, we immediately recognized a loss of $2,051 million in the net periodic benefit costs, as a result of the increases in the fair values of the VEBA Trust Note and Membership Interests, calculated as follows:

	June 10, 2009	Interest Expense and Accretion for the Period from June 10, 2009 to December 31, 2009	Remeasurement Loss for the Period from June 10, 2009 to December 31, 2009	December 31, 2009
VEBA Trust Note	$2,277	$37	$1,540	$3,854
Accrued Interest	-	233	-	$233
VEBA Trust Membership Interests	479	-	511	990

Total	$2,756	$270	$2,051	$5,077

The loss is included in Selling, Administrative, and Other Expenses in the accompanying Consolidated Statements of Operations.

On January 1, 2010, and in accordance with the terms of the VEBA Settlement Agreement, we transferred $1,972 million of plan assets to the VEBA Trust and thereby were discharged of $7,049 million of benefit obligations related to postretirement health care benefits for certain UAW retirees. As a result of this settlement, we derecognized the associated OPEB obligation of $5,077 million, which was included in Accrued Expenses and Other Liabilities in the accompanying Consolidated Balance Sheets as of December 31, 2009. Separately, we recognized a financial liability for the VEBA Trust Note at a fair value of $3,854 million, which included the $4,587 million VEBA Trust Note net of the related discount of $733 million, along with accrued interest of $233 million. In addition, the contribution receivable for the VEBA Trust Membership Interests of $990 million was satisfied.

Canadian HCT Settlement Agreement

On August 13, 2010, Chrysler Canada entered into the Canadian HCT Settlement Agreement with the CAW to permanently transfer the responsibility for providing postretirement health care benefits to the Covered Group to a new retiree plan. The new retiree plan will be funded by the HCT.

On December 31, 2010, and in accordance with the Canadian HCT Settlement Agreement, Chrysler Canada issued the Canadian HCT Notes to the HCT with a fair value of $1,087 million ($1,085 million CAD) and made a cash contribution of $104 million to the HCT in exchange for settling its retiree health care obligations for the Covered Group. In accordance with the Canadian HCT Settlement Agreement, the cash contribution was determined based on an initial payment of $175 million which was adjusted for the following: (i) reduced by $53 million for benefit payments made by us for claims incurred by the Covered Group from January 1, 2010 through December 31, 2010, (ii) reduced by $22 million for required taxes associated with the transaction and administrative costs and (iii) increased by $4 million for interest charges and retiree contributions received by us during the same period. In addition, on December 31, 2010, we paid $3 million to the HCT for taxes incurred related to this transaction. As of December 31, 2010, $19 million of obligations associated with this transaction were outstanding and are scheduled to be paid in 2011.

During the year ended December 31, 2010, we recognized a $46 million loss as a result of the Canadian HCT Settlement Agreement, which was calculated as follows (in millions):

OPEB obligation settled	$1,213
Recognition of actuarial losses included in AOCI	(46)
Fair value of Canadian HCT Notes issued to HCT	(1,087)
Cash contribution to HCT	(104)
Tax obligations associated with the Canadian HCT Settlement Agreement	(22)

Net loss on Canadian HCT Settlement Agreement	$(46)

On December 31, 2010, and in accordance with the Canadian HCT Settlement Agreement, we made a $45 million (CAD $45 million) principal payment on the Canadian HCT Notes. Refer to Note 12, Financial Liabilities, for additional information related to the Canadian HCT Notes.

The following summarizes the changes in the benefit obligations and related plan assets, as well as the status of the plans at year end (in millions of dollars):

	Year Ended December 31, 2010			Period from June 10, 2009 to December 31, 2009
	Pension Benefits	OPEB		Pension Benefits	OPEB
Change in benefit obligation:
Benefit obligation at beginning of period	$28,595	$10,842		$25,950	$8,280
VEBA Settlement	-	(7,049)		-	-
Canadian HCT Settlement	-	(1,213)		-	-
Service cost	242	34		106	83
Interest cost	1,526	194		930	465
Employee contributions	10	-		5	-
Amendments and benefit changes	-	(5)		-	(1)
Actuarial (gain)/loss	1,006	(17)		8	669
Gain on VEBA claims adjustment	-	(35)		-	-
Discount rate change	635	77		2,653	1,808
Benefits paid	(2,446)	(272	)(a)	(1,265)	(526)
Special early retirement programs	26 (b)	-		12	-
Other, primarily currency translation	280	80		196	64

Benefit obligation at end of period	$29,874	$2,636		$28,595	$10,842

Change in plan assets:
Fair value of plan assets at beginning of period	$24,731	$2,009		$22,629	$1,774
VEBA Settlement	-	(1,972)		-	-
Actual return on plan assets	2,929	-		2,934	235
Employee contributions	10	-		5	-
Company contributions – to pension trust	358	-		228	-
Company contributions – directly to pay benefits	32	272		12	526
Benefits paid	(2,446)	(272)		(1,265)	(526)
Other, primarily currency translation	251	-		188	-

Fair value of plan assets at end of period	$25,865	$37		$24,731	$2,009

Funded status of plans	$(4,009)	$(2,599)		$(3,864)	$(8,833)

Amounts recognized on the balance sheet:
Non-current assets	$71	$-		$36	$-
Current liabilities	(22)	(215)		(22)	(5,415)
Non-current liabilities	(4,058)	(2,384)		(3,878)	(3,418)

Total	$(4,009)	$(2,599)		$(3,864)	$(8,833)

Amounts recognized in accumulated other comprehensive loss:
Unrealized actuarial net loss	$(1,106)	$(270)		$(648)	$(265)
Unrealized prior service credit	-	6		-	1

Total	$(1,106)	$(264)		$(648)	$(264)

Pension plans in which accumulated benefit obligation ("ABO") exceeds plan assets at December 31:
ABO	$28,961			$27,717
Fair value of plan assets	25,330			24,246

ABO at December 31	$29,410			$28,166

Pension plans in which projected benefit obligation ("PBO") exceeds plan assets at December 31:
PBO	$29,410			$28,146
Fair value of plan assets	25,330			24,246

(a)	Includes $53 million of benefit payments made during 2010 related to claims incurred by the Covered Group from January 1, 2010 through December 31, 2010.
(b)	Includes $27 million of special early retirement costs, partially offset by $1 million recognized in other comprehensive loss.

The components of benefit expense and other changes in plan assets and benefit obligations recognized in other comprehensive loss were as follows (in millions of dollars):

	Year Ended December 31, 2010		Period from June 10, 2009 to December 31, 2009
	Pension Benefits	OPEB	Pension Benefits	OPEB
Net periodic benefit cost:
Service cost	$242	$34	$106	$83
Interest cost	1,526	194	930	465
Expected return on plan assets	(1,741)	-	(914)	(74)
Loss on Canadian HCT Settlement	-	46	-	-
Remeasurement loss on VEBA Trust Note and Membership Interests	-	-	-	2,051
Gain on VEBA claims adjustment	-	(35)	-	-
Amortization of unrecognized loss	-	6	-	-
Amortization of prior service cost	-	-	-	-

Net periodic benefit costs	27	245	122	2,525
Special early retirement cost	27	-	12	-

Total benefit costs	$54	$245	$134	$2,525

Other comprehensive loss:
Net loss	$458	$22	$648	$2,316
Recognition of loss on Canadian HCT Settlement	-	(46)	-	-
Recognition of loss on VEBA Trust Note and Membership Interests remeasurement	-	-	-	(2,051)
Recognition of gain on VEBA claims adjustment	-	35	-	-
Amortization of unrecognized loss	-	(6)	-	-
Prior service cost (credit)	-	(5)	-	(1)
Amortization of prior service cost	-	-	-	-

Total recognized in other comprehensive loss	458	-	648	264

Total recognized in total benefit costs and other comprehensive loss	$512	$245	$782	$2,789

In 2011, $14 million of unrealized actuarial net losses are expected to be amortized into expense. Additionally, the charges from unrealized prior service cost are expected to be less than $1 million in 2011.

Assumptions

Assumptions used to determine the benefit obligation and expense were as follows:

	Year Ended December 31, 2010		Period from June 10, 2009 to December 31, 2009
	Pension Benefits	OPEB	Pension Benefits	OPEB
Weighted-Average Assumptions Used to Determine Benefit Obligations at December 31:
Discount rate – ongoing benefits	5.33%	5.57%	5.54%	5.38%
Discount rate – VEBA Trust Note	N/A	N/A	N/A	11.69%
Rate of compensation increase	4.08%	4.50%	4.08%	4.50%

Weighted-Average Assumptions Used to Determine Periodic Costs:
Discount rate – ongoing benefits	5.54%	5.38%	6.60%	5.81%
Discount rate – VEBA Trust Note	N/A	N/A	N/A	21.02%
Expected return on plan assets	7.41%	-	7.42%	7.50%
Rate of compensation increase	4.08%	4.50%	4.08%	4.50%

We currently sponsor OPEB plans in the U.S. and Canada only. The annual rate of increase in the per capita cost of covered U.S. health care benefits assumed for 2010 was 6.5 percent. The annual rate was assumed to decrease gradually to 5.0 percent in 2015 and remain at that level thereafter. The annual rate of increase in the per capita cost of covered Canadian health care benefits assumed for 2010 was 3.9 percent. The annual rate was assumed to remain at 3.9 percent thereafter.

The assumed health care cost trend rate has a significant effect on the amounts reported for postretirement health care and life insurance benefits. A one percentage point change in the assumed health care cost trend rate for U.S. and Canada combined would have the following effects as of December 31, 2010 (in millions of dollars):

	One Percentage Point
	Increase	Decrease
Effect on total of service and interest cost components	$5	$(4)
Effect on postretirement benefit obligation	61	(54)

The expected long-term rate of return on plan assets assumption is developed using a consistent approach across all plans. This approach primarily considers various inputs from a range of advisors for long-term capital market returns, inflation, bond yields and other variables, adjusted for specific aspects of our investments strategy.

The discount rates for the plans were determined as of December 31 of each year. The rates are based on yields of high-quality (AA-rated or better) fixed income investments for which the timing and amounts of payments match the timing and amounts of the projected pension and postretirement health care, legal and life insurance benefit payments.

The fair values and yields of the VEBA Trust Note at June 10, 2009 and December 31, 2009 and the Canadian HCT Notes at December 31, 2010 were determined based on the estimated price to transfer the note to a market participant at the respective measurement dates, taking into account our non-performance risk and market conditions at those dates. The fair value of the VEBA Trust Note and the Canadian HCT Notes was estimated using a discounted cash flow methodology utilizing the contractual cash flows per the note agreements discussed in Note 12, Financial Liabilities and a synthetic credit rating to estimate the non-performance risk associated with our debt instruments. Market observable data for discount rates reflecting the non-performance risk of the obligations was not available at the measurement dates. Appropriate discount rates were estimated by extrapolating market observable debt yields at the measurement dates. The discount rates used to estimate the fair value of the VEBA Trust Note, which has a final maturity date of July 2023, were 21.0 percent and 11.7 percent at June 10, 2009 and December 31, 2009, respectively. The change in discount rates was due to a significant improvement in the credit markets from June 10, 2009 to December 31, 2009. This improvement resulted in a significant decrease in the extrapolated yield curve used to estimate the fair value of the VEBA Trust Note. The discount rates used to estimate the fair value of the four Canadian HCT Notes ranged from 5.81 percent to 9.75 percent at December 31, 2010. These discount rates reflect the contractual payment terms and maturities of the Canadian HCT Notes, which, as discussed in Note 12, Financial Liabilities, range from a final maturity of June 2012 for Tranche D to June 2024 for Tranches B and C. Generally, the non-performance risk of an obligation increases with the term of the obligation. As such, shorter-term obligations tend to have a lower non-performance risk, and therefore a lower discount rate than longer-term obligations, which is reflected in the range of rates used to fair value the Canadian HCT Notes and the VEBA Trust Note. Additionally, the discount rates used to measure the fair value of the Canadian HCT Notes as of December 31, 2010 reflect continued improvements in the extrapolated yield curve derived from observable market data as compared to December 31, 2009, which was the measurement date for the VEBA Trust Note.

The fair value of the VEBA Trust Membership Interests at June 10, 2009 and December 31, 2009 was determined using a discounted cash flow model that discounts the expected future cash flows of the Company by an estimated WACC and subtracting the face value of the Company's debt at the measurement date. Key inputs used in the model included:

•	Annual projections through 2014 prepared by management that reflect the estimated after-tax cash flows a market participant would expect to generate from operating the business;

•

A terminal value which was determined using a growth model that applied a 2.0 percent long-term growth rate to our projected after-tax cash flows beyond 2014. The long-term growth rate was based on our internal projections as well as industry growth prospects;

•

The estimated after-tax WACC used as of June 10, 2009 and December 31, 2009 was 19.5 percent and 15.3 percent, respectively. The decrease in the WACC was primarily attributable to the improvements in the credit markets noted above, which resulted in a decrease in the estimated cost of debt; and

•	Projected worldwide factory shipments ranging from 1.6 million vehicles in 2010 to 2.8 million vehicles in 2014.

Refer to Note 3, Summary of Significant Accounting Policies, and Note 15, Fair Value Measurements, for discussions of the principles applied to measure fair value.

Plan Assets

Our investment strategies and objectives for pension assets reflect a balance of liability-hedging and return-seeking considerations. Our investment objectives are to minimize the volatility of the value of the pension assets relative to pension liabilities and to ensure pension assets are sufficient to pay plan benefits. Our objective of minimizing the volatility of assets relative to liabilities is addressed primarily through asset diversification, partial asset-liability matching and hedging. Assets are broadly diversified across many asset classes to achieve risk-adjusted returns that, in total, lower asset volatility relative to the liabilities. In order to minimize pension asset volatility relative to the pension liabilities, a portion of the pension plan assets are allocated to fixed income investments.

The weighted-average target asset allocations for all of our plan assets are currently 46 percent fixed income, 27 percent equity, 24 percent alternative investments and 3 percent other investments. Our policy, which rebalances investments regularly, ensures actual allocations are in line with target allocations as appropriate.

All assets are actively managed by external investment managers. Investment managers are not permitted to invest outside of the asset class or strategy for which they have been appointed. We use investment guidelines to ensure investment managers invest solely within the mandated investment strategy. Certain investment managers use derivative financial instruments to mitigate the risk of changes in interest rates and foreign currencies impacting the fair values of certain investments. Derivative financial instruments may also be used in place of physical securities when it is more cost effective and/or efficient to do so.

Sources of potential risk in the pension plan assets relate to market risk, interest rate risk and operating risk. Market risk is mitigated by diversification strategies and as a result, there are no significant concentrations of risk in terms of sector, industry, geography, market capitalization, manager or counterparty. Interest rate risk is mitigated by partial asset-liability matching. Our fixed income target asset allocation partially matches the bond-like and long-dated nature of the pension liabilities. Interest rate increases generally will result in a decline in fixed income assets while reducing the present value of the liabilities. Conversely, interest rate decreases will increase fixed income assets, partially offsetting the related increase in the liabilities. Operating risks are mitigated through ongoing oversight of external investment managers' style adherence, team strength, firm health and internal controls.

The fair values of our pension plan assets as of December 31 by asset class are as follows (in millions of dollars):

	2010
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Pension plan assets:
Cash and cash equivalents	$631	$20	$611	$-
Equity securities:
U.S. companies	2,871	2,857	14	-
Non-U.S. companies	2,531	2,531	-	-
Common collective trusts	1,570	130	1,440	-
Fixed income securities:				-
Government securities	4,616	1,047	3,569	-
Corporate bonds	4,684	-	4,684	-
Convertible and high yield bonds	855	-	855	-
Other fixed income	488	-	488	-
Other investments:
Private equity funds	2,826	-	-	2,826
Real estate funds	1,503	-	994	509
Hedge funds	2,741	-	1,600	1,141
Insurance contracts	434	-	434	-
Other	21	(21)	26	16

Total	$25,771	$6,564	$14,715	$4,492

Other Assets (Liabilities):
Cash and cash equivalents	4
Accounts receivable	1,221
Accounts payable	(1,131)

Total fair value of pension assets	$25,865

	2009
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Pension plan assets:
Cash and cash equivalents	$974	$167	$807	$-
Equity securities:
U.S. companies	2,647	2,639	8	-
Non-U.S. companies	2,355	2,353	-	2
Common collective trusts	1,571	110	1,461	-
Fixed income securities:
Government securities	4,273	1,373	2,900	-
Corporate bonds	4,805	-	4,805	-
Convertible and high yield bonds	968	-	965	3
Other fixed income	378	-	378	-
Other investments:
Private equity funds	2,330	-	-	2,330
Real estate funds	1,252	-	169	1,083
Hedge funds	2,612	-	1,564	1,048
Insurance contracts	404	-	404	-
Other	57	9	28	20

Total	$24,626	$6,651	$13,489	$4,486

Other Assets (Liabilities):
Cash and cash equivalents	2
Accounts receivable	1,066
Accounts payable	(963)

Total fair value of pension assets	$24,731

A reconciliation of Level 3 pension plan assets held by us is as follows (in millions of dollars):

	Year Ended December 31, 2010
	January 1, 2010	Net Unrealized Gains (Losses)	Net Realized Gains (Losses)	Net Purchases, Issuances and Settlements	Transfers Into (Out of) Level 3		December 31, 2010
Equity securities:
Non-U.S. companies	$2	$(1)	$(1)	$-	$-		$-
Fixed income securities:
Corporate bonds	-	-	-	-	-		-
Convertible and high yield bonds	3	-	-	(3)	-		-
Other investments:
Private equity funds	2,330	263	(5)	238	-		2,826
Real estate funds	1,083	25	121	67	(787	) (a)	509
Hedge funds	1,048	104	4	(15)	-		1,141
Other	20	-	(3)	(1)	-		16

Total	$4,486	$391	$116	$286	$(787)		$4,492

(a)	During 2010, investments in real estate funds valued at approximately $787 million were transferred from Level 3 to Level 2. At December 31, 2009, these funds were classified as Level 3 due to restrictions on the redemption of these funds. During 2010, the restrictions on the redemptions were removed and the funds were transferred to Level 2 accordingly.

	Period from June 10, 2009 to December 31, 2009
	June 10, 2009	Net Unrealized Gains (Losses)	Net Realized Gains (Losses)	Net Purchases, Issuances and Settlements	Transfers Into (Out of) Level 3	December 31, 2009
Equity securities:
Non-U.S. companies	$-	$-	$-	$2	$-	$2
Fixed income securities:
Corporate bonds	2	-	-	(2)	-	-
Convertible and high yield bonds	5	1	-	(3)	-	3
Other investments:
Private equity funds	1,961	323	(14)	60	-	2,330
Real estate funds	1,240	(182)	-	25	-	1,083
Hedge funds	1,167	147	(49)	(217)	-	1,048
Other	29	(7)	2	(4)	-	20

Total	$4,404	$282	$(61)	$(139)	$-	$4,486

The fair values of our other postretirement health care and life insurance benefit plan assets as of December 31 by asset class are as follows (in millions of dollars):

	2010
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

OPEB plan assets:
Cash and cash equivalents	$37	$-	$37	$-

Total	$37	$-	$37	$-

	2009
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

OPEB plan assets:
Cash and cash equivalents	$136	$2	$134	$-
Equity securities:
U.S. companies	218	218	-	-
Non-U.S. companies	197	197	-	-
Common collective trusts	688	-	688	-
Fixed income securities:
Government securities	338	152	186	-
Corporate bonds	358	-	358	-
Other fixed income	80	-	80	-

Total	$2,015	$569	$1,446	$-

Other Assets (Liabilities):
Accounts receivable	$152
Accounts payable	(158)

Total fair value of OPEB assets	$2,009

Plan assets are recognized and measured at fair value in accordance with the accounting guidance related to fair value measurements, which specifies a fair value hierarchy based upon the observability of inputs used in valuation techniques (Level 1, 2 and 3). A variety of inputs are used, including independent pricing vendors, third party appraisals, and fund net asset value ("NAV") provided by the investment manager or a third party administrator. Plan assets valued using NAV are classified as Level 3 if redemption at the measurement date is not available. Transfers into and out of fair value hierarchy levels are recognized as of the end of the reporting period. Refer to Note 3, Summary of Significant Accounting Policies, for a discussion of the fair value hierarchy.

Cash and cash equivalents are primarily invested in short-term, high quality government securities and are valued at their outstanding balances, which approximate fair value.

Equity investments are invested broadly in U.S., developed international and emerging market equity securities and are generally valued using quoted market prices. Common collective trust funds are valued at their NAV, which is based on the percentage ownership interest in the fair value of the underlying assets.

Fixed income investments are comprised primarily of long duration U.S. Treasury and global government bonds, as well as U.S., developed international and emerging market companies' debt securities diversified by sector, geography and through a wide range of market capitalizations. Fixed income securities are valued using quoted market prices. If quoted market prices are not available, prices for similar assets and matrix pricing models are used.

Other investments include private equity, real estate and hedge funds which are generally valued based on the NAV. Private equity investments include those in limited partnerships that invest primarily in operating companies that are not publicly traded on a stock exchange. Our private equity investment strategies include leveraged buyouts, venture capital, mezzanine and distressed investments. Real estate investments include those in limited partnerships that invest in various commercial and residential real estate projects both domestically and internationally. Hedge fund investments include those seeking to maximize absolute returns using a broad range of strategies to enhance returns and provide additional diversification. Investments in limited partnerships are valued at the NAV, which is based on audited financial statements of the funds when available, with adjustments to account for partnership activity and other applicable valuation adjustments.

Contributions and Payments

In connection with the 363 Transaction, we acquired a $600 million receivable from Daimler to fund contributions to our U.S. pension plans. We received $200 million of this receivable in both June 2009 and June 2010 and the remaining $200 million is due to us in June 2011. The carrying value of the receivable at December 31, 2010 was $198 million and is included in Prepaid Expenses and Other Assets in the accompanying Consolidated Balance Sheets.

Employer contributions to our funded pension plans are expected to be approximately $338 million in 2011. Of the employer contributions, $200 million will be made to the U.S. plans upon receipt of the Daimler receivable noted above and $138 million is anticipated to be made in cash to satisfy minimum funding requirements for our plans in Canada. Employer contributions to our unfunded pension and OPEB plans are expected to be $12 million and $231 million, respectively, in 2011, which represents the expected benefit payments to participants.

Estimated future pension and OPEB benefits payments, and the Medicare Prescription Drug Improvement and Modernization Act of 2003 subsidy expected to be received for the next ten years are as follows (in millions of dollars):

	Pension Benefits	OPEB	Medicare Part D Subsidy Receipts
2011	$2,375	$231	$2
2012	2,302	179	2
2013	2,241	177	2
2014	2,186	176	2
2015	2,140	176	2
2016 – 2020	10,123	875	8

In March 2010, the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively the "Acts") were enacted. The primary focus of the Acts is to significantly reform health care in the U.S., however several provisions of the Acts do not take effect for several years. Based on our initial assessment, we do not believe that the Acts will have a significant impact on our future period financial results.